Exhibit 10.3

Execution Version

AMENDMENT NO. 2 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 16, 2023

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among Digital Realty Trust, L.P., a Maryland limited partnership (the “Operating Partnership”), Digital Japan LLC, a Delaware limited liability company (the “Initial Borrower”; and collectively with any Additional Borrowers (as defined in the Existing Credit Agreement (defined herein)), the “Borrowers” and each individually a “Borrower”), Digital Euro Finco, LLC, a Delaware limited liability company (the “Euro Guarantor”), Digital Realty Trust, Inc., a Maryland corporation (the “Parent Guarantor”; and collectively with the Operating Partnership and the Euro Guarantor, the “Guarantors”), each Lender and Issuing Bank listed on the signature pages to the Existing Credit Agreement and Sumitomo Mitsui Banking Corporation, as administrative agent for the Lender Parties (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)The Borrowers, the Guarantors, the Lender Parties, the Administrative Agent and the other financial institutions party thereto entered into an Amended and Restated Credit Agreement dated as of November 18, 2021 (as amended by that certain Amendment No. 1 to the Amended and Restated Credit Agreement dated as of March 24, 2022, as further supplemented by that certain Limited Waiver to the Amended and Restated Credit Agreement, dated as of March 24, 2022, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”); capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended hereby; and

(2)The parties to the Existing Credit Agreement wish to amend the definition of “Certified Capacity” in Section 1.01 of the Existing Credit Agreement.

Subject to the terms and conditions herein, the Borrowers, the Guarantors, the Administrative Agent and the Lender Parties party hereto (comprising 100% of the existing Lender Parties) have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1.Amendment to Existing Credit Agreement
. Subsection (h) of the

definition of “Certified Capacity” in Section 1.01 of the Existing Credit Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 2 below), hereby replaced in its entirety with the following:

(h) National Australian Built Environment Rating System: minimum 4 Star or above;

SECTION 2.Conditions of Effectiveness
. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, the following condition precedent shall have been satisfied:
(a)The Administrative Agent shall have received on or before the date hereof, each dated such date, in form and substance satisfactory to the Administrative Agent:
(i)Counterparts of this Amendment executed by the Borrowers, the Administrative Agent and all of the existing Lender Parties.

Exhibit 10.3

(ii)The consent attached hereto (the “Consent”) executed by each of the Guarantors.
(b)This Amendment is subject to Section 9.01(g) of the Existing Credit Agreement.
SECTION 3.Reference to and Effect on the Existing Credit Agreement, the Notes and the Loan Documents
.
(a)On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and modified by this Amendment.
(b)The Existing Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
(e)This Amendment shall constitute a Loan Document.
SECTION 4.Costs and Expenses
. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.
SECTION 5.Execution in Counterparts
. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, telecopier or email shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Governing Law
. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Sections 9.11 (Waiver of Jury Trial)

Exhibit 10.3

and 9.14 (Jurisdiction, Etc.) of the Existing Credit Agreement are hereby incorporated herein by this reference as if fully set forth herein.

[Balance of page intentionally left blank.]

Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

DIGITAL JAPAN, LLC,

a Delaware limited liability company

By: DIGITAL ASIA, LLC,

its member

By: DIGITAL REALTY TRUST, L.P.,

its manager

By: DIGITAL REALTY TRUST, INC.,

its general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

[Signatures continue]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

ADMINISTRATIVE AGENT:

SUMITOMO MITSUI BANKING CORPORATION, as Administrative Agent

By: /s/ Mary Harold__________________
Name:Mary Harold
Title: Executive Director

[Signatures continue]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Mary Harold__________________
Name:Mary Harold
Title: Executive Director

[Signatures continue]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

MUFG BANK, LTD., as a Lender

By: /s/ Lillian Kim___________________
Name:Lillian Kim
Title: Director

[Signatures continue]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

MIZUHO BANK, LTD., as a Lender

By: /s/ Donna DeMagistris____________
Name:Donna DeMagistris
Title: Executive Director

[Signatures end.]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

CONSENT

Dated as of March 16, 2023

Each of the undersigned, as a Guarantor under the Existing Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty contained in the Existing Credit Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended and modified by such Amendment.

[Balance of page intentionally left blank.]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

Exhibit 10.3

GUARANTORS:

DIGITAL REALTY TRUST, INC.,

a Maryland corporation

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL REALTY TRUST, L.P.,

a Maryland limited partnership

By: DIGITAL REALTY TRUST, INC.,

its sole general partner

By:  /s/ Matt Mercier

Name: Matt Mercier

Title: Chief Financial Officer

DIGITAL EURO FINCO, LLC,

a Delaware limited liability company

By: Digital Euro Finco, L.P.,

its member

By: Digital Euro Finco GP, LLC

its general partner

By: Digital Realty Trust, L.P.,

its member

By: Digital Realty Trust, Inc.,

its general partner

By:  /s/ Matt  Mercier

Name: Matt Mercier

Title: Chief Financial Officer

[Signatures end.]

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]